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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  November 16, 1998


                        Commission File Number:  0-23289


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                                HYBRID NETWORKS, INC.

             (Exact name of Registrant as specified in its Charter)


         DELAWARE                                            77-0252931
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                            6409 Guadalupe Mines Road
                           San Jose, California, 95120
                    (Address of principal executive offices)


                                (408) 323-6500
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS

   Hybrid Networks, Inc. announced today the appointment of Judson W. Goldsmith as Vice President, Finance and Chief Financial Officer.

























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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HYBRID NETWORKS, INC.

Dated:  November 16, 1998

                                    /s/  Carl S. Ledbetter
                                    -----------------------
                                         Carl S. Ledbetter
                                         Chairman and Chief Executive Officer